EXHIBIT 10.71

DE-NE0000530
Amendment 016

AMENDMENT NO. 016
TO
COOPERATIVE AGREEMENT DE-NE0000530 BETWEEN
DEPARTMENT OF ENERGY (“DOE”),
USEC INC. (“USEC”),
AND
AMERICAN CENTRIFUGE DEMONSTRATION, LLC (“ACD”)
(collectively, the “Agreement”)

1.	Line 2 of the Opening Page: Amendment No. is changed from 015 to 016.

2.	Line 9 of the Opening Page is deleted in its entirety and replaced with the following:

Funds Obligated This Action: $0.00

3.
This modification is a net-zero, administrative modification to reclassify a portion of USEC’s funding from one funding source to another. This is an internal DOE requirement and will have no practical impact on the cooperative agreement or its funding.

4.	All other terms and conditions of the Agreement remain the same.

/s/ Karen S. Shears                    /s/ Philip G. Sewell
Karen S. Shears                        Philip G. Sewell
Contracting Officer                    Senior Vice President
U.S. Department of Energy                USEC Inc.

3/19/14                            3/19/14
Date                            Date

/s/ Paul Sullivan
Paul Sullivan
Project Manager
American Centrifuge Demonstration, LLC

3/19/14
Date